UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2009

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 100
Phoenix, Arizona    85008
(Address of principal executive offices including zip code)

(602) 685-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described below under Item 8.01, on January 6, 2009, the shareholders of Mesa Air Group, Inc. ("Mesa" or the "Company") approved an amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to 900,000,000 shares. On January 9, 2009, the amendment became effective upon Mesa's filing of a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State. A copy of the Certificate of Amendment to the Articles of Incorporation is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On January 7, 2009, Mesa announced that its shareholders approved the following proposals at its special meeting of shareholders (the "Special Meeting"): (1) the issuance of such number of shares of the Company's common stock as may be necessary to repurchase all of its outstanding Senior Convertible Notes due 2023 and Senior Convertible Notes due 2024 if the Company is required by noteholders to repurchase such notes in accordance with the indentures under which the notes were issued and certain related contractual agreements with respect to the 2023 notes, and if the Company elects to satisfy all or a portion of its repurchase obligations by issuing shares of its common stock ("Proposal No. 1"); (2) the issuance, if necessary, of shares of the Company's common stock that may result in a person, persons, a group, or groups acquiring more than 20% of the company's outstanding common stock due to the Company's issuance of shares of common stock in satisfaction of its note repurchase obligations ("Proposal No. 2"); and (3) the amendment of the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 shares to 900,000,000 shares ("Proposal No. 3").

The Special Meeting, which was initially called for December 22, 2008, was adjourned to 4:00 p.m. Arizona time on January 6, 2009 to ensure that all of the Company's shareholders would have an opportunity to consider and vote on such proposals.

A copy of the press release announcing the results of the Special Meeting is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Certificate of Amendment to Articles of Incorporation
99.1	Press Release dated January 7, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 9, 2009

Mesa Air Group, Inc.

By: /s/ BRIAN S. GILLMAN

Name: BRIAN S. GILLMAN
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
3.1	Certificate of Amendment to Articles of Incorporation Also provided in PDF format as a courtesy.
99.1	Press Release dated January 7, 2009 Also provided in PDF format as a courtesy.